                               POWER OF ATTORNEY

     Each person whose signature appears below authorizes Alan G. McNally, Chairman of the Board and Chief Executive Officer, or Edward W. Lyman, Jr. or Maribeth S. Rahe, Vice Chairs of the Board, to execute in the name of each such person who is then an officer or director of the registrant, and to file, the 1995 Harris Bankcorp, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K pursuant to the requirements of the Securities Exchange Act of 1934.


                                            RICHARD M. JAFFEE
-----------------------------               -----------------------------
Matthew W. Barrett                          Richard M. Jaffee
Director                                    Director

F. ANTHONY COMPER                           EDWARD W. LYMAN, JR.
-----------------------------               -----------------------------
F. Anthony Comper                           Edward W. Lyman, Jr.
Director                                    Vice Chair and Director

SUSAN T. CONGALTON                          ALAN G. MCNALLY
-----------------------------               -----------------------------
Susan T. Congalton                          Alan G. McNally
Director                                    Chairman of the Board,
                                             Chief Executive Officer,
                                             and Director
ROXANNE J. DECYK
-----------------------------
Roxanne J. Decyk
Director

WILBUR H. GANTZ                             MARIBETH S. RAHE
-----------------------------               -----------------------------
Wilbur H. Gantz                             Maribeth S. Rahe
Director                                    Vice Chair and Director

JAMES J. GLASSER                            CHARLES H. SHAW
-----------------------------               -----------------------------
James J. Glasser                            Charles H. Shaw
Director                                    Director

DARYL F. GRISHAM                            RICHARD E. TERRY
-----------------------------               -----------------------------
Daryl F. Grisham                            Richard E. Terry
Director                                    Director

LEO M. HENIKOFF                             JAMES O. WEBB
-----------------------------               -----------------------------
Leo M. Henikoff                             James O. Webb
Director                                    Director

STANLEY O. IKENBERRY                        WILLIAM J. WEISZ
-----------------------------               -----------------------------
Stanley O. Ikenberry                        William J. Weisz
Director                                    Director


Dated: February 21, 1996